Welcome!

May 2, 2006

2005

MOMENTUM.

ALIGNMENT.

EXECUTION.

Glenn R. Walz
Chairman of the Board

Board of Directors

Richard H. Albright, Jr., D.D.S. – Chairman, Audit Committee

Michael A. Carenzo

Anthony D. Chivinski

Bertram F. Elsner

Howard E. Groff, Jr.

Joan R. Henderson

Terrence L. Hormel -- Chairman  of Finance Committee

David E. Hosler, CPCU -- Chairman  of Corporate Governance and Nominating Committee

William E. Miller, Jr., Esquire

J. Roger Moyer, Jr. – President and Chief Executive Officer

W. Garth Sprecher – Vice Chairman of the Board, Chairman of Executive Committee,
Chairman of Management Development and Compensation Committee

John E. Stefan

Glenn R. Walz, CPA – Chairman of the Board

J. Roger Moyer, Jr.
President and Chief Executive Officer

Today’s Presentation

Our model and strategic focus

Our focus on execution, alignment
and profitability

Results – building out our core
businesses while building out our
business lines

Forward Looking Statement Disclosure

In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties.  Forward-looking statements include information concerning possible or assumed future results of operations of Sterling, its subsidiaries, or the combined company. Forward looking statements include words such as believes, expects, anticipates and other similar expressions.

Shareholders should note that many factors could affect the future financial results of Sterling, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our various lines of business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; the possibility that increased demand or prices for Sterling’s financial services and products may not occur; volatility in interest rates; and other risks and uncertainties.

Sterling undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation.  Shareholders are reminded of risk factors described in other documents Sterling files with the SEC, including quarterly reports on Form 10-Q and current reports on Form 8-K.

Non-GAAP Measurement

                  The following  discussion refers to the efficiency ratio, which is computed by dividing non-interest expense, less depreciation on operating leases, by the sum of tax equivalent net interest income and non-interest income, less depreciation on operating leases for purposes of calculating its efficiency ratio. Sterling nets the depreciation on operating leases against related income, as it is consistent with utilizing net interest income presentation, which nets interest expense against interest income. In addition, the efficiency ratio excludes unusual items, including gains/losses on securities activities, interest collected on charged-off loans, etc.

                 The efficiency ratio is a non-GAAP financial measure that we believe provides readers with important information regarding Sterling’s results of operations.  Comparison of Sterling’s efficiency ratio with that of other companies’ may not be appropriate, as they may calculate their ratio in a different manner. Sterling’s calculation of the efficiency ratio is computed by dividing non-interest expenses, less depreciation on operating leases, by the sum of tax equivalent net interest income and non-interest income, less depreciation on operating leases.
Sterling nets the depreciation on operating leases against related income, as it is consistent with utilizing net interest income presentation for comparable capital leases, which nets interest expense against interest income.  The efficiency ratio excludes unusual items, including gains on securities activities, interest collected on charged-off loans, etc.

                 Return on realized equity is a non-GAAP financial measure, as it is calculated by taking net income, divided by average shareholders
equity, excluding average other comprehensive income.   We believe the presentation of return on realized equity provides a reader with a better understanding of our financial performance based on economic transactions, as it excludes the impact of unrealized gains and losses on securities available for sale and derivatives used in cash flow hedges, which can fluctuate based on interest rate volatility.

                 Return on tangible equity (ROTE), as referred to in our presentation, is a non-GAAP financial measure that excludes the impacts of intangible assets and goodwill on net income and equity.  We show this ratio, compared to our reported return on realized equity ratio, to separate the impact of purchase accounting adjustments caused mostly by our recent acquisitions.

                 Sterling, in referring to its net income, is referring to income determined in conformity with U. S. generally accepted accounting principles (GAAP).

                 Although we believe that the above-mentioned non-GAAP financial measures enhance readers’ understanding of our business and performance, these non-GAAP measures should not be considered an alternative to GAAP.

                    In addition, depreciation on operating leases have been netted against non-interest income in the following discussion, to be consistent with the efficiency ratio presentation, which presents net revenues on operating leases.

CUSTOMERS
HAVE FUN
COMMUNITY
EMPLOYEES
MAKE MONEY
SHAREHOLDERS

Sterling’s Vision

AT STERLING

FINANCIAL CORPORATION:

EMPLOYEES ARE ENGAGED.

CUSTOMERS ARE VALUED.

COMMUNITIES ARE SUPPORTED.

SHAREHOLDERS ARE REWARDED.

Our business is about making money,
and having fun while we do it!

Our Mission

We are building a strong, broad based
financial services company, with integrity
as our cornerstone and an unwavering
focus on our customers, employees,
shareholders and communities

Our people, who are the Sterling Financial
Corporation, will deliver solutions that
provide superior results for our customers
and our company

Support our Communities

Focus on three strategies

Customer

Customer Strategy

Shareholder

Shareholder Strategy

People

People Strategy

Make Money, Have Fun

Corporate Profile

Sterling Financial Corporation is a
     Diversified Financial Services Company
     based in Lancaster, Pennsylvania

Total assets of $3.0 billion

Investment assets under
administration of $2.6 billion

Organized into two revenue-generating
groups – Banking Services Group and
Financial Services Group

Who We Are

Sterling Banking Services Group affiliates,
     representing approximately 55 percent of
     net income, provide a full range of
     traditional banking services:

Retail and business deposits

Consumer and commercial loans

Savings accounts and certificates of
deposits

Credit and debit cards

ATMs and online banking

Cash management services

Merchant payment services

International services

Correspondent banking services

Who We Are

Sterling Financial Services Group
     affiliates, representing
     approximately 45 percent of net
     income, provide:

Specialty commercial financing

Fleet and equipment leasing

Investment, trust and brokerage
services

Insurance services

Human resources consulting

55.0%
45.0%
Banking Services Group
Financial Services Group

Net Income
Contributions - 2005

New Alignment

Tom Dautrich

Chief Banking Officer

Brad Scovill

Chief Revenue Officer

Bev Wise Hill

Group Executive,

Financial Services Group

Tom Sposito

Chief Banking Officer

New Alignment

Our Strategic Focus

Expanding into growth markets

Adding new companies,
competencies and core products

Focusing on our customers by
building relationships to create
long-term partnerships

Focusing on our people through
employment partnership

2005 Income and Earnings

Net income increased nearly
17.8 percent

Increased earnings per
share by 10.7 percent

Sterling Financial Corporation
Value of 100 shares purchased 6/30/1987
(dividends reinvested)
$50,000
$40,000
$30,000
$20,000
$10,000
$-
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
$ 3,525
$ 37,154

Stock Performance  1987 -2006

COMPARATIVE RETURNS

Page 1/ 6

Range 3/30/01 - 3/31/06 Period M Monthly 60 Mo. Period

	Securities	Crncy	Prc Appr	Total Ret	Difference	Annual Eq
1	SLFI US Equity	USD	104.34 %	134.79 %	41.08 %	18.59 %
2	CBNK Index	USD	71.95 %	93.71 %		14.12 %
3						

(* = No dividends or coupons)

150
100
50
0
-50
STERLING FINL
NASDAQ BANK INDEX
AUG01
FEB02
AUG02
FEB03
AUG03
FEB04
AUG04
FEB05
AUG05
FEB06

Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 920410
Hong Kong 852 2977 6000 Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2006 Bloomberg L.P.
G453-280-2 20-Apr-06 11:04:26

Building Shareholder Value

Five-year, compounded average growth rate (CAGR) of 18.59 percent.

Stock Liquidity

Institutional Ownership…………..

Outstanding Shares…………

Shares Traded Daily………………

Analysts Covering Sterling……………

2.70%

12,546,477

12,888

0

2000*

2002*

7.0%

16,923,069

20,280

2

*ending 12/31    **ending 03/31/06

2006**

14.73%

28,723,822

39,600

5

Sterling -- Mergent Dividend Achiever for
history of consecutively increasing
dividends.

Sterling -- “50 Fastest Growing Companies
in Central Pennsylvania” for the fourth
consecutive year,

Sterling -- one of six 2005 Business of the
Year finalists

Church Capital Management -- one of the
top 20 regional money management firms

Bainbridge Securities – one of top 10 local
investment brokerage firms

Town & Country Leasing -- one of the top
100 national leasing companies

Recognitions

Growth Strategy

2002 and 2003 – building years
(products and platform)

2004, 2005 and Beyond – focus on
alignment and strategy execution

REVENUES DRIVE GROWTH

Historical Timeline for Sterling Financial Corporation

1987

Sterling Financial Corporation formed as a bank holding company of First National Bank of Lancaster County and its subsidiary Town & Country Leasing
–
First National Bank of Lancaster County name changed to Bank of Lancaster County, N. A.

1999

First National Bank of North East joins Sterling Financial Corporation
–
Lancaster Insurance Group, LLC, formed as Sterling Financial Corporation joint venture affiliate

2000

Bank of Hanover and Trust Company joins Sterling Financial Corporation
–
Bank of Lebanon County formed as Sterling Financial Corporation affiliate

2001

Professional Services Group formed as Sterling Financial Corporation affiliate

2002

Sterling Financial Trust Company formed from Bank of Lancaster County's wealth management group and Bank of Hanover's investment services group
–
Equipment Finance LLC joins Sterling Financial Corporation
–
Correspondent Services Group formed as Sterling Financial Corporation affiliate

2003

PennSterling Bank formed as Sterling Financial Corporation affiliate
–
Delaware Sterling Bank formed as Sterling Financial Corporation affiliate
–
Sterling Financial Settlement Services, LLC, formed as Sterling Financial Corporation joint venture affiliate
–
Church Capital Management, LLC, joins Sterling Financial Corporation
–
Bainbridge Securities Inc. joins Sterling Financial Corporation

2004

StoudtAdvisors, with CapRisk and the Lancaster Chamber Healthcare Plan, joins Sterling Financial Corporation
–
Lancaster Insurance Group, LLC, becomes a wholly-owned subsidiary of Sterling Financial Corporation
–
Pennsylvania State Bank joins Sterling Financial Corporation

2005

Delaware Sterling Bank & Trust Company receives banking charter
–
Infinity Investment Advisors acquired and becomes part of Church Capital Management

Growth Timeline

Sterling's Presence

Markets
Town & Country Leasing (nationwide)
Equipment Finance

Legend of Offices
Bank of Hanover
Bank of Lancaster County
Bank of Lebanon County
Delaware Sterling Bank
First National Bank of North East
Pennsylvania State Bank
PennSterling
Retirement center branches
Church Capital Management
Bainbridge Securities headquarters
Juniata
Schuylkill
Perry
Dauphin
Lebanon
Berks
Bucks
Harrisburg
Montgomery
Cumberland
Lancaster
Chester
Philadelphia
Adams
York
Delaware
PENNSYLVANIA
DELAWARE
New Castle
Wilmington
MARYLAND
NEW JERSEY
Carroll
Harford
Cecil
Baltimore
Frederick
Baltimore

In addition to Sterling Financial Corporation and Bank of Lancaster County, Lancaster is the headquarters for Equipment Finance, Town & Country Leasing, Sterling Financial Trust Company, Lancaster Insurance Group, StoudtAdvisors, Sterling Financial Settlement Services, Professional Services Group and Correspondent Services Group. Church Capital Management and Bainbridge Securities have their home offices in Yardley, Pa.

Where We Are Today

Tito Lima
 Chief Financial Officer

2005 Financial Highlights

Year-end Assets (billions)…………..

Year-end Loans (billions)…….

Year-end Deposits (billions)……….

Net Income (millions)…………………..

Diluted earnings per share…......

Fee Income / Total Revenue…….

Return on Realized Equity………….

Return on Tangible Equity……….

Efficiency Ratio…………………………

$       3.0

$       2.1

$       2.2

$     39.3

$     1.34

    27.8%

   13.97%

    20.6%

    61.0%

2005

2004

% Change

$       2.7

$       1.9

$       2.0

$     33.3

$     1.21

    27.1%

   15.00%

   18.2%

    61.3%

  8.1%

10.3%

10.5%

17.8%

10.7%

$0.83
$0.94
$1.08
$1.21
$1.34
2001
2002
2003
2004
2005

Annual Growth  In
Diluted Earnings Per Share

Adjusted for 5-for-4 stock split on June 1, 2005.

Compounded Average Growth Rate (CAGR) – 12.7%

14.41%
14.47%
15.10%
15.00%
13.97%
2001
2002
2003
2004
2005

Return On Average
Realized Equity *

2004 ROTE* –  18.2%   2005 ROTE* –  20.6%

* See Non-GAAP measurement slide for definitions.

64.5%
60.2%
59.2%
61.3%
61.0%
2001
2002
2003
2004
2005

Efficiency Ratio *

* See Non-GAAP measurement slide
for efficiency ratio definition.

Efficiency ratio excluding purchase accounting:
2004  - 60.1%  and 2005  – 59.4%

$200
$175
$150
$125
$100
$75
$50
$25
$0
2001
2002
2003
2004
2005
Non Int Inc
Net Int Inc

Revenues *

*See Non-GAAP measurement slide for
non-interest income definition.

27.3%

72.7%

24.6%

24.4%

27.1%

27.8%

75.4%

75.6%

72.9%

72.2%

(in millions)

Compounded Average Growth Rate (CAGR) – 18.4%

3.95%
4.38%
4.65%
4.83%
4.81%
2001
2002
2003
2004
2005

Net Interest Margin (FTE Basis)

15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
10.4%
5.0%
4.0%
12.2%
6.0%
4.0%
13.2%
10.0%
8.0%
Actual
Well Capitalized
Minimum
Leverage Ratio
Tier One Capital Ratio
Total Capital Ratio

Capital Ratios*

*as of December 31, 2005

Asset Quality Ratios

ALLL / Total Loans…………

ALLL / NPL…………………..

NPL / Total Loans…………..

Net Charge-Off Ratio……….

2001       2002         2003         2004         2005

1.01%      1.00%       0.98%      0 .99%      1.00%

126%       111%        315%        417%       460%

0.80%      0.90%       0.31%       0.24%      0.22%

0.17%      0.08%       0.14%       0.10%      0.11%

December 31,

$3.500
$3.000
$2.500
$2.000
$1.500
$1.000
$0.500
$0.000
$3.014
$2.752
2006
2005

2006 First Quarter
Financial Highlights

(in billions)

Total Assets*

*As of March 31,

9.5%
growth

$2.500
$2.000
$1.500
$1.000
$0.500
$0.000
$2.164
$1.955
2006
2005

$3.500
$3.000
$2.500
$2.000
$1.500
$1.000
$0.500
$0.000
$2.275
$2.058
2006
2005

2006 First Quarter
Financial Highlights

(in billions)

        (in billions)

Total Loans*

Total Deposits*

10.5% growth

10.7% growth

*As of March 31,

$11.000
$10.000
$9.000
$8.000
$7.000
$6.000
$5.000
$4.000
$10.157
$9.279
2006
2005

$0.40
$0.30
$0.20
$0.10
$0.00
$0.35
$0.32
2006
2005

Net Income

(in millions)

Diluted Earnings Per Share

2006 First Quarter
Financial Highlights

9.5%
increase

9.4%
increase

14.50%
14.00%
13.50%
13.00%
12.50%
12.00%
13.88%
13.82%
2006
2005

70.0%
60.0%
50.0%
40.0%
60.8%
62.5%
2006
2005

Return on Average Realized Equity

Efficiency Ratio

2006 First Quarter
Financial Highlights

Why Own Sterling?

Sterling Financial Corporation has:

10% plus earnings per share
growth annually

Consistent dividend growth

Enhanced liquidity of Sterling
Financial Corporation shares

Diverse business lines and
revenue streams

Why Own Sterling?

Sterling Financial Corporation has:

High growth markets

Strong capital to fund growth

Excellent credit quality

Engaged employees

Experienced leadership

J. Roger Moyer, Jr.
President and Chief Executive Officer

Thank You!

May 2, 2006